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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in Registration Statement Nos. 333-203478 and 333-219110 on Form S-8 and Registration Statement No. 333-213157 on Form S-3 of Virtu Financial, Inc. of our report dated February 24, 2017 relating to the financial statements of KCG Holdings Inc., which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 4, 2018

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM